EXHIBIT 99.1


CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-QSB of PCS Research Technology, Inc. (the " Company") for the quarterly period ended September 30, 2002 (the " Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 13, 2002               By: /s/ BRIAN M. OVERSTREET
                                           -------------------------------------
                                           Name:  Brian M. Overstreet
                                           Title: Chief Executive Officer


In connection with the quarterly report on Form 10-QSB of DirectPlacement, Inc. (the " Company") for the quarterly period ended September 30, 2002 (the " Report"), the undersigned hereby certifies in his capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 13, 2002               By: /s/ MICHAEL H. LORBER
                                           -------------------------------------
                                           Name:  Michael H. Lorber
                                           Title: Chief Financial Officer


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